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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)       December 3, 2001


                     RAWLINGS SPORTING GOODS COMPANY, INC.
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             (Exact name of Registrant as specified in its charter)



            Delaware                        0-24450              43-1674348
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(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
          incorporation)                                     Identification No.)



            1859 Intertech Drive, Fenton, Missouri                  63026
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           (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (314) 349-5000
                                                   ---------------


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On December 3, 2001, W. James Host and Robert S. Prather, Jr. resigned from the Board of Directors of Rawlings Sporting Goods Company, Inc. (the "Company"). Pursuant to the Certificate of Incorporation of the Company, the Board of Directors may fill one or both of the vacancies created by the foregoing resignations, reduce the number of directors constituting the Board of Directors, allow one or both vacancies to remain unfilled or take any combination of these actions. As of the date hereof, the Board of Directors has not met to consider these alternatives.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired:   None

     (b)  Pro Forma Financial Information:  None

       (c)  Exhibits: None



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             RAWLINGS SPORTING GOODS
                                             COMPANY, INC.



Date: December 4, 2001                       By: /s/ Stephen M. O'Hara
                                                 ------------------------
                                                 Stephen M. O'Hara
                                                 Chief Executive Officer









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